                                                                       EXHIBIT 3

           DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3

Accounting Date:               11-Dec-02
Determination Date:            13-Dec-02
Monthly Payment Date:          13-Dec-02
Collection Period Ending:      30-Nov-02

I.   COLLECTION ACCOUNT SUMMARY

     Principal and Interest Payments Received (including Prepayments)                                               5,421,721.24
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    29,356.48
     Current Monthly Interest Shortfall/Excess                                                                         31,824.66
     Recoup of Collection Expenses                                                                                     -9,032.19
     Amount of Withdrawal, if any, from Reserve Account                                                                     0.00
     Purchase Amounts for Repurchased Receivables                                                                           0.00

                                                                                                                    5,473,870.19

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                   1,217,640.45
     Amount of Interest Payments Received During the Collection Period for Receivables                              1,185,815.79
     Amount of Current Month Simple Interest Excess/Shortfall                                                          31,824.66

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than
     .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)             3,319,890.33
     Beginning Reserve Account Balance                                                                              3,407,991.78
     Deposits to Reserve Account (only if Reserve Account is less than Specified Reserve Account Balance)                   0.00
     Reserve Account Withdrawals (to the extent that there are Interest or Principal payment shortfalls)                    0.00
     Reserve Account Investment Earnings                                                                                3,915.69
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account
     Balance and over-collateralization amounts has been met)                                                         -92,017.14
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          3,407,991.78
     Total Ending Reserve Balance                                                                                   3,319,890.33

IV.  COLLECTIONS ON RECEIVABLES

a)
     Interest Payments Received                                                                                     1,185,815.79
     Scheduled Principal Payments Received                                                                          1,190,266.68
     Principal Prepayments Received                                                                                 3,045,638.77
     Total Interest and Principal Payments Received                                                                 5,421,721.24

b)
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   29,741.48
     minus  Reasonable Expenses                                                                                           385.00
     Net Liquidation Proceeds                                                                                          29,356.48
     Amount Allocable to Interest                                                                                           0.00
     Amount Allocable to Principal                                                                                     29,356.48

c)
     Amount Allocable to Interest                                                                                           0.00
     Amount Allocable to Principal                                                                                          0.00

                                                                                                                    5,451,077.72
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  170,399,589.15
     multiplied by Servicer Fee Rate                                                                                       0.50%
     divided by Months per Year                                                                                               12
                                                                                                                       70,999.83

                                                                                                                          708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
     Initial Pool Balance                                                                                         374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                 170,399,589.15
     Pool Balance as of the Current Accounting Date                                                               165,994,516.70
     Age of Pool in Months                                                                                                    41

a.2)
     Aggregate Note Balance as of Preceding Accounting Date                                                       168,695,593.26
     Aggregate Note Balance as of Current Accounting Date                                                         164,334,571.53


b)

           Current Month        Number of Loans      Principal Balance     Percentage
30-59 Days Delinquent                  55               1,310,656.98          0.790%
60-89 Days Delinquent                  14                 414,105.76          0.249%
90-119 Days Delinquent                 12                 414,105.76          0.249%
120+ Days Delinquent                    0                 361,737.42          0.218%
Current Period Defaults                 9                       0.00          0.000%
Cumulative Defaults                   317                 169,167.00          0.102%
Cumulative Recoveries                                  11,922,799.30          3.183%
                                                        5,441,244.06          1.453%


     Current Month Realized Losses                                                                                    169,167.00
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.045%
     Preceding Realized Losses                                                                                        194,536.12
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                   0.052%
     Second Preceding Realized Losses                                                                                 221,748.12
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                            0.059%
     Cumulative Realized Losses                                                                                     6,481,555.24
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                     1.731%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.44320632
                                                                                                                      0.43877428

a)                                                                                                                     70,999.83
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         329,228.16
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              59,409,593.26          4,361,021.73     55,048,571.53
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     44,050.72
                                                                                                                       37,000.26


VIII POOL STATISTICS

                                                                                                                           8.87%
                                                                                                                             137


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,392,819.21
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,393,527.54

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               81,050.98